SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
            -- Class A Shares
Fiscal period ending: 9/30/97
Inception date (if less than 10 years of performance):

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000      $1,000

ERV =  Ending Redeemable Value   $1,035.74 $1,334.28   $2,226.27

T   =  Average Annual
       Total Return                 3.57%     5.94%     8.33%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $14,293,271

Expenses                         $1,778,766

Reimbursement                    $0

Average shares                   356,515,451

NAV                              $8.70

Sales Charge                        4.75%

POP                              $9.13

Yield at POP                        4.66%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.66%                4.66%
 ------      =       ------              =        8.51%
1-45.22%              .5478%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
            -- Class B Shares
Fiscal period ending: 9/30/97
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000      $1,000

ERV =  Ending Redeemable Value   $1,0305.17 $1,329.58   $2,157.30

T   =  Average Annual
       Total Return                 3.02%     5.86%     7.99%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $2,628,851

Expenses                         $631,100

Reimbursement                    $0

Average shares                   65,627,420

NAV                              $8.70

Maximum Contingent Deferred
    Sales Charge                  5.0%

Yield at NAV                     4.24%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.24%                4.24%
 ------      =       ------              =       7.74%
1-45.22%              .5478%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
            -- Class M Shares
Fiscal period ending: 9/30/97
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000      $1,000

ERV =  Ending Redeemable Value   $1,049.16 $1,330.82   $2,167.42

T   =  Average Annual
       Total Return                 4.92%     5.88%     8.04%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $63,961

Expenses                         $11,379

Reimbursement                    $0

Average shares                   1,597,452

NAV                              $8.70

Sales Charge                      3.25%

POP                              $8.99

Yield at POP                      4.43%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.43%               4.43%
 ------      =       ------              =     8.09%
1-45.22%              .5478%